SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 27, 1999
                                                  -----------------------------


                               Dime Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       001-13094               11-3197414
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(State or Other Jurisdiction)           (Commission            (IRS Employer
                                         File Number)       Identification No.)

         589 Fifth Avenue
        New York, New York                                  10017
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (212) 326-6170
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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         On January 27, 1999, Dime Bancorp, Inc., a Delaware corporation (the
"Company"), issued $200,000 aggregate principal amount of 6-3/8% Notes due January 30, 2001 (the "Securities"). The Company offered the Securities pursuant to an Underwriting Agreement, dated as of January 22, 1999, between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse First Boston Corporation, as Underwriters. The Company appointed First Union National Bank ("FUNB") as trustee for the offering of the Securities pursuant to an Indenture, dated as of January 27, 1999 between the Company and FUNB, as Trustee.

         The Company previously filed a registration statement on Form S-3 (Registration Statement No. 333-58253) with the Securities and Exchange Commission covering the registration of debt securities of the Company, including the Securities, in accordance with the Securities Act of 1933, as amended. The Securities are described in the Company's Prospectus, dated September 25, 1998, as supplemented by the Company's Prospectus Supplement, dated January 22, 1999.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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Exhibit
Number         Description
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   1           Underwriting Agreement, dated as of January 22, 1999, between
               Dime Bancorp, Inc. and Merrill Lynch & Co., Merrill Lynch,
               Pierce, Fenner & Smith Incorporated and Credit Suisse First
               Boston Corporation, as Underwriters.

   4 Indenture, dated as of January 27, 1999, between Dime Bancorp, Inc. and First Union National Bank, as Trustee.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            DIME BANCORP, INC.



                                            By:  /s/ Anthony R. Burriesci
                                                -------------------------------
                                                Name:  Anthony R. Burriesci
                                                Title: Chief Financial Officer


Date: January 28, 1999


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


                                 EXHIBIT INDEX
                                 -------------


Exhibit
 Number                                 Description
-------                                 -----------

   1 Underwriting Agreement, dated as of January 22, 1999, between Dime Bancorp, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse First Boston Corporation, as Underwriters.

   4 Indenture, dated as of January 27, 1999, between Dime Bancorp, Inc. and First Union National Bank, as Trustee.


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